UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 10, 2016, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) issued a press release to announce (1) its financial results for the fiscal quarter ended March 31, 2016 and (2) a conference call to discuss those results and Farmer Mac’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. All references to www.farmermac.com in Exhibit 99.1 are inactive textual references only, and the information contained on that website is not incorporated by reference into this Current Report on Form 8-K.

The information furnished in this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders

Farmer Mac held its Annual Meeting of Stockholders on May 5, 2016.  At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director identified in Farmer Mac’s Proxy Statement previously filed on April 1, 2016 and on the ballot; (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers in a “say-on-pay” vote as described in Farmer Mac’s Proxy Statement previously filed on April 1, 2016.  Shares were voted on these three items as set forth below.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock.  Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	647,806	107,021
James R. Engebretsen	655,581	107,021
Dennis A. Everson	653,806	107,021
Mitchell A. Johnson	652,106	107,021
Clark B. Maxwell	653,706	107,021

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	589,976	None
Douglas A. Felton	589,976	None
Douglas L. Flory	86,924	None
Thomas W. Hill	436,802	None
Douglas E. Wilhelm	590,314	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders:  Dennis L. Brack, Richard H. Davidson, James R. Engebretsen, Dennis A. Everson, Douglas A. Felton, Douglas L. Flory, Thomas W. Hill, Mitchell A. Johnson, Clark B. Maxwell, and Douglas E. Wilhelm.

In addition to the ten directors elected at the Annual Meeting of Stockholders on May 5, 2016, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac:  Lowell L. Junkins (Chairman), Myles J. Watts (Vice Chairman), Chester J. Culver, Sara L. Faivre-Davis, and Bruce J. Sherrick.  Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2016

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.  Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,232,816
Against	17,299
Abstain	2,995
Broker Non-Votes	None

Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Listed below are the final results for the stockholder say-on-pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	991,262
Against	11,507
Abstain	143,320
Broker Non-Votes	107,021

Farmer Mac intends to hold future advisory say-on-pay votes every year.  Farmer Mac’s Board may re-evaluate this determination after the next stockholder vote on the frequency of say-on-pay votes.

Item 7.01    Regulation FD Disclosure.

On May 10, 2016, Farmer Mac posted an investor slide presentation for its equity investors to its website at www.farmermac.com under the tab “Investors — Events and Presentations.” Farmer Mac expects to use the slide presentation in connection with future investor presentations to analysts and investors. The slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. All references to www.farmermac.com in Exhibit 99.2 are inactive textual references only and the information contained on Farmer Mac's website is not incorporated by reference into this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release dated May 10, 2016

99.2    Equity investor slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: May 10, 2016